Exhibit 10.4



                      FORM OF THIRD AMENDMENT

          THIRD AMENDMENT, dated as of April 28, 1995 (this "Amendment"), to the Credit Agreement, dated as of January 29, 1993 (as amended, supplemented or otherwise modified, the "CREDIT AGREEMENT"), among Berlitz International, Inc., a New York corporation (the "BORROWER"), the several banks and other financial institutions from time to time parties thereto (the "LENDERS") and Chemical Bank, a New York bank corporation, as the agent for the Lenders thereunder (in such capacity, the "AGENT").

                       W I T N E S S E T H:

          WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower; and

          WHEREAS, the Borrower has requested, and, upon this Amendment becoming effective, each of the Lenders has agreed, that certain provisions of the Credit Agreement be amended in the manner and under the terms and conditions provided for in this Amendment;

          NOW, THEREFORE, the parties hereto hereby agree as follows:

      I. DEFINED TERMS. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

     II.  AMENDMENT TO CREDIT AGREEMENT.

      1. The definition of the term "Prepublication Costs" is hereby added to Section 1 in proper alphabetical order:

          "Prepublication Costs": expenses incurred for the revision of existing, and the creation of new, materials for (a) the Borrower's publishing segment, including, without limitation, self-teaching products, phrasebooks, travel guides, dictionaries and CD-ROM and (b) the Borrower's language instruction multimedia segment, including, without limitation, books, cassettes, CD-ROM and videos used in the Borrower's language instruction business; such expenses include, without limitation: (i) payments to third party consultants and free-lancers for editorial art and similar work; (ii) design work expenses; (iii) composition expenses, including type set-up; (iv) talent and recording expenses; and
          (v)  external  marketing  research  expenses   for  specific  new
          product.


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     2.  The definition of the term "Designated Subordinated
Debt" included in Section 1 is hereby amended by inserting, immediately following the words "capital expenditures," the parenthetical phrase "(excluding any such expenditures in the nature of Prepublication Costs)".

     3. The definition of the term "Excess Cash Flow" included in Section 1 is hereby amended by revising clause (b)(ii) thereof to read in its entirety as follows:

          (ii) the amount of actual payments in cash during such fiscal period for capital expenditures (other than those acquired with the proceeds of, or in consideration of the issuance of, Indebtedness of the Borrower or any of its Subsidiaries and excluding any such expenditures in the nature of Prepublication Costs) and Prepublication Costs not to exceed the amount permitted under subsection 8.8.

     4. Subsection 7.1(c) of the Credit Agreement is hereby amended by inserting, immediately prior to clause (vii) thereof, the phrase "setting forth the amount of expenditures for Prepublication Costs during such fiscal quarter and".

     5. Subsection 8.1(c) of the Credit Agreement is hereby amended by inserting at the end thereof the phrase ", and capital expenditures shall not include any such expenditures in the nature of Prepublication Costs".

     6. Subsection 8.8 of the Credit Agreement is hereby amended to read in its entirety as follows:

          8.8  LIMITATION ON CAPITAL EXPENDITURES AND
     PREPUBLICATION COSTS. (a) Make or commit to make (by way of the acquisition of securities of a Person or otherwise) any expenditure in respect of the purchase or other acquisition of fixed or capital assets (excluding any such asset acquired in connection with normal replacement and maintenance programs properly charged to current operations and excluding any such expenditures in the nature of Prepublication Costs) except for expenditures in the ordinary course of business not exceeding, in the aggregate for the Borrower and its Subsidiaries during any fiscal year of the Borrower, when added to the aggregate expenditures by the Borrower and its Subsidiaries during such fiscal year in respect of acquisitions permitted by subsection 8.9(e), an amount equal to (x) in the case of the 1993 fiscal year and any other fiscal year following a fiscal year as at the last day of which the Total Debt to EBITDA Ratio is greater than 2.5 to 1.0, $15,000,000 or (y) in the case of any other fiscal year, $20,000,000; PROVIDED, HOWEVER, that the sum of
(i) the aggregate price paid (including Indebtedness assumed, but excluding the aggregate amount paid subsequent to July 1, 1994 (but only to the extent such amount does not exceed 1,100,000 Irish pounds) in connection with the acquisition by the Borrower and/or any of its Subsidiaries of the 30% interest in, and redemption of certain preferred stock of, Softrans International Limited not owned by the Borrower or any Subsidiary on such date) in connection with acquisitions of stock of or assets constituting an operating business unit of Persons engaged in the translation business, plus (ii) capital expenditures (excluding expenditures in the nature of Prepublication Costs) made in respect of the translation business conducted by the Borrower and its Subsidiaries shall not exceed in any fiscal year of the Borrower an amount equal to the sum of $750,000 plus 50% of EBITDA (Translation) for the immediately preceding fiscal year. Calculations pursuant to this subsection shall be made on a non-cumulative basis to the effect that any amounts permitted to be expended in any fiscal year which are not expended in such fiscal year may not be expended in any subsequent fiscal year.

          (b) Make or commit to make any expenditure in the nature of Prepublication Costs except for such expenditures in the ordinary course of business not exceeding in the aggregate for the Borrower and its Subsidiaries during any fiscal year set forth below the amount set forth opposite such fiscal year below:

                    FISCAL YEAR           AMOUNT

                       1995             $2,500,000
                       1996              3,000,000
                       1997              3,500,000
                       1998              4,000,000

     7. Subsection 8.9(h) of the Credit Agreement is hereby amended by changing paragraph (h) to read in its entirety as follows:

          (h) Investments constituting capital expenditures and expenditures for Prepublication Costs permitted by subsection 8.8.

III.  General.

     1. REPRESENTATION AND WARRANTIES. To induce the Agent and the Lenders parties hereto to enter into this Amendment, the Borrower hereby represents and warrants to the Agent and each Lender, as of the effective date of this Amendment, that no Default or Event of Default will have occurred and be continuing.


     2. EFFECTIVENESS. This Amendment shall become effective on the date upon which counterparts hereof, (or facsimile copies thereof), duly executed by the Borrower, each of the Borrower's Subsidiaries for which a signature line is set forth below and the required Lenders, shall have been received by the Agent.

     3. Payment of Expenses. The Borrower agrees to pay the reasonable fees and disbursements of Simpson Thacher a Bartlett, counsel to the Agent.

     4. NO OTHER AMENDMENTS; CONFIRMATION. Except as expressly amended, modified and supplemented hereby, the provisions of the Credit Agreement and the Notes are and shall remain in full force and effect.

     5. GOVERNING LAW; COUNTERPARTS. (a) This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

     (b) This Amendment may be executed by one or more of the parties to this Agreement on any number of separate counterparts. and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Agent. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                              BERLITZ INTERNATIONAL, INC.

                              BY:___________________________

                              Title:________________________


                              CHEMICAL BANK, as Agent and as a
                              Lender

                              By:____________________________

                              Title:_________________________

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                              THE BANK OF NOVA SCOTIA

                              By:__________________________

                              Title:_______________________


                              KEYPORT LIFE INSURANCE COMPANY

                              By:__________________________

                              Title:_______________________


                              LONG TERM CREDIT BANK OF JAPAN

                              By:__________________________

                              Title:_______________________


                              NATIONSBANK, N.A.

                              By:__________________________

                              Title:_______________________


                              PROTECTIVE LIFE INSURANCE CO.

                              BY:__________________________

                              Title:_______________________


                              THE CHUGOKU BANK, LTD.

                              By:__________________________

                              Title:_______________________


The undersigned do hereby consent
to the terms and conditions of the
foregoing Third Amendment and
Consent.

BERLITZ PUBLISHING COMPANY, INC.

BY:__________________________

Title:_______________________

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BERLITZ LANGUAGES, INC.

By:_________________________

Title:______________________


BERLTIZ FINANCIAL CORPORATION

By:_________________________

Title:______________________


BERLITZ INVESTMENT CORPORATION

By:_________________________

Title:______________________



BENESSE CORPORATION
(Formerly Fukutake Publishing Co., Ltd.)

By:_________________________

Title:______________________


FUKUTAKE HOLDINGS (AMERICA), INC.

By:_________________________

Title:______________________